ITEM 77(Q)(a) - COPIES OF ANY MATERIAL AMENDMENTS TO THE REGISTRANT'S CHARTER OR BY-LAWS


MONEY MARKET OBLIGATIONS TRUST

Amendment No. 28
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

I.	Strike the first paragraph of Section 5 of Article III from
the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in
Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

Alabama Municipal Cash Trust
Arizona Municipal Cash Trust
Institutional Service Shares
Automated Cash Management Trust
Cash II Shares
Class K Shares
Institutional Service Shares
Automated Government Cash Reserves
Automated Government Money Trust
California Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Connecticut Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Capital Reserves Fund
Federated Government Reserves Fund
Federated Master Trust
Federated Municipal Trust
Federated Short-Term U.S. Government Trust
Federated Tax-Free Trust
Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Georgia Municipal Cash Trust
Government Obligations Fund
Institutional Capital Shares
Institutional Shares
Institutional Service Shares
Trust Shares
Government Obligations Tax Managed Fund
Institutional Shares
Institutional Service Shares
Liberty U.S. Government Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Liquid Cash Trust
Maryland Municipal Cash Trust
Massachusetts Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Michigan Municipal Cash Trust
Institutional Service Shares
Institutional Shares
Minnesota Municipal Cash Trust
Cash Series Shares
Institutional Shares
Money Market Management
Municipal Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
New Jersey Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
New York Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Service Shares
Institutional Shares
North Carolina Municipal Cash Trust
Ohio Municipal Cash Trust
Cash II Shares
Institutional Service Shares
Institutional Shares
Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Prime Cash Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Prime Management Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares


Prime Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares
Prime Value Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Tax-Free Instruments Trust
Institutional Service Shares
Investment Shares
Tax-Free Obligations Fund
Institutional Shares
Institutional Service Shares
Treasury Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Trust Shares
Trust for U.S. Treasury Obligations
U.S. Treasury Cash Reserves
Institutional Service Shares
Institutional Shares
Virginia Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares

	The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of May, 2006, to become effective on November 18, 2006.

	WITNESS the due execution hereof this 18th day of May, 2006.



J. Christopher Donahue
Executive Vice President